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UNITED STATES
SECURITIES & EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a -12
Nova Biosource Fuels, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

September 27, 2007
Houston, Texas

Dear Fellow Stockholder:

        We are mailing to you an addendum to the proxy statement (the "Addendum"), which is included on the following page, along with a notice of the annual meeting of stockholders of Nova Biosource Fuels, Inc., a proxy card and a proxy statement with detailed information about the business to be considered at the meeting. This Addendum is being included to update certain information in the proxy statement that has changed since the time that the proxy statement was printed. The Board of Directors has decided not to postpone the annual meeting, which will continue to be held on October 30, 2007 at 8:00 a.m. (local time), in the St. Tropez Room of the Crowne Plaza Hotel, Houston North Greenspoint, at 425 North Sam Houston Parkway E., Houston, Texas 77060, and at any adjournment or postponement thereof.

        On September 24, 2007, the Board of Directors appointed John W. Sinders, Jr. to the Board of Directors and nominated Mr. Sinders for election to the Board of Directors at the annual meeting to be held on October 30, 2007. As a result of this development, the Board of Directors of the Company has determined that it would be in the best interests of the Company and its stockholders to modify and update the disclosures contained in the proxy statement. On the following pages you will find the Addendum with more thorough details regarding the updated information.

        All holders of shares of the Company's common stock as of the close of business on September 18, 2007 will be entitled to vote at the annual meeting. To assure that you are represented at the annual meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying Addendum and proxy statement and promptly complete, date, sign and return the enclosed proxy card. Your vote is very important.

Sincerely,
Kenneth T. Hern Chairman and Chief Executive Officer

Addendum to the Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on October 30, 2007

To the Stockholders of Nova Biosource Fuels, Inc.:

        As described in the letter disclosed with this addendum to the proxy statement (the "Addendum"), this Addendum relates to appointment of John W. Sinders, Jr. to the Board of Directors and the nomination of Mr. Sinders for election at the annual meeting of stockholders.

        To the extent the information in this Addendum differs from or conflicts with the information contained in the proxy statement, then this Addendum shall supersede and replace the proxy statement. To the extent certain capitalized terms are used herein and not otherwise defined herein, such terms shall have the meanings ascribed thereto in the proxy statement.

General

        This Addendum has been furnished to the holders of common stock of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the annual meeting of stockholders. It is anticipated that this Addendum will be mailed with the notice of the annual meeting of stockholders of Nova Biosource Fuels, Inc., proxy card and proxy statement on or about September 28, 2007.

Appointment of New Director

        On September 24, 2007, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors appointed John W. Sinders, Jr. to the Board of Directors.

Nomination of New Director

        On September 24, 2007, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors nominated Mr. Sinders for election to the Board of Directors at the annual meeting to be held on October 30, 2007.

John W. Sinders, Jr.	54
Director. Mr. Sinders was appointed as a director of the Company on September 24, 2007. Since February 2007, he has served as the Chairman of the Board of Aston Martin North America, a manufacturer of luxury automobiles. Since 2007, he has also been serving as a director of Mercator Lines Limited, a shipping company, Britannia Bulk Plc, a shipping company, Sundial Enterprises and Arabian Capital, a private investment company. In addition to his board positions, Mr. Sinders serves as Chief Financial Officer of Sundial Enterprises, Arabian Capital and Sinders Racing, a professional automobile racing team. Prior to February 2007, Mr. Sinders was a Managing Director of Investment Banking for Jefferies & Company, a leading investment banking firm, where he also served as head of its transportation, oil services and infrastructure group. Prior to joining Jefferies, Mr. Sinders was Co-Head of the Global Energy Group for RBC Capital Markets, a leading investment banking firm. Prior to RBC, Mr. Sinders was a Managing Director, EVP, and Co-Head of Energy at Jefferies & Company. Previously, he was Head of Corporate Finance and a member of the Board of Directors of Howard Weil, an investment company, in New Orleans and spent eight years practicing corporate securities law with Jones Walker and McGlinchey Stafford in New Orleans. Mr. Sinders is a registered broker, dealer and investment advisor in multiple states and a member of the National Association of Securities Dealers. He earned a bachelor's of arts from the University of Virginia in 1976 and a law degree from the University of Virginia in 1979.

Voting at Annual Meeting

        All stockholders are cordially invited to attend the annual meeting. Even if you expect to be present at the annual meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure your shares are represented at the meeting. For the votes represented by your proxy to be counted, your proxy must be received before the annual meeting. In the event you decide to attend the annual meeting in person, you may, if you desire, revoke your proxy before the meeting or at the meeting prior to the vote and vote your shares in person.

        The Board of Directors recommends that you vote "FOR" Mr. Sinders and each of the nominees set under the caption "Nominees for Director" in the attached proxy statement. Proxies will be voted "FOR" Mr. Sinders and the nominees set under the caption "Nominees for Director" in the attached proxy statement unless stockholders specify otherwise in their proxies.

September 24, 2007
Houston, Texas

Dear Fellow Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Nova Biosource Fuels, Inc., which will be held on October 30, 2007 at 8:00 a.m. (local time), in the St. Tropez Room of the Crowne Plaza Hotel, Houston North Greenspoint, at 425 North Sam Houston Parkway E., Houston, Texas 77060, and at any adjournment or postponement thereof. On the following pages you will find the notice of annual meeting and the proxy statement with detailed information about the business to be considered at the meeting. The proxy statement and proxy card are first being distributed to stockholders on or about September 24, 2007.

        All holders of shares of the Company's common stock as of the close of business on September 18, 2007 will be entitled to vote at the annual meeting. To assure that you are represented at the annual meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement and promptly complete, date, sign and return the enclosed proxy card. Your vote is very important.

Sincerely,
Kenneth T. Hern Chairman and Chief Executive Officer

Nova Biosource Fuels, Inc.
363 N. Sam Houston Parkway East, Suite 630
Houston, Texas 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, October 30, 2007

        To our Stockholders:

        The annual meeting of Stockholders of Nova Biosource Fuels, Inc. (the "Company") will be held in the St. Tropez Room of the Crowne Plaza Hotel, Houston North Greenspoint, at 425 North Sam Houston Parkway E., Houston, Texas 77060, on Tuesday, October 30, 2007, at 8:00 a.m., local time. At the annual meeting, the Company's stockholders will vote on the following proposals:

  1.
  To elect eight directors to serve for a one year term, until their respective successors are elected and qualified;

  2.
  To ratify the Company's 2006 Equity Incentive Plan;

  3.
  To ratify the selection of Malone & Bailey, PC as the Company's independent registered public accounting firm for 2007; and

  4.
  To transact such other business as may be properly brought before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on September 18, 2007 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting. Even if you expect to be present at the annual meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure your shares are represented at the meeting. For the votes represented by your proxy to be counted, your proxy must be received before the annual meeting. In the event you decide to attend the annual meeting in person, you may, if you desire, revoke your proxy before the meeting or at the meeting prior to the vote and vote your shares in person.

By Order of the Board of Directors,
Houston, Texas September 24, 2007	Leon van Kraayenburg Secretary

YOUR VOTE IS IMPORTANT.
PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY.

Nova Biosource Fuels, Inc.
363 N. Sam Houston Parkway East, Suite 630
Houston, Texas 77060

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE MEETING

        The Board of Directors of Nova Biosource Fuels, Inc. (the "Company") is soliciting stockholders' proxies in the accompanying form for use at the Annual Meeting of Stockholders to be held on October 30, 2007 at 8:00 a.m. (local time), in the St. Tropez Room of the Crowne Plaza Hotel, Houston North Greenspoint, at 425 North Sam Houston Parkway E., Houston, Texas 77060, and at any adjournments or postponements thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2006, are being mailed, beginning on or about September 24, 2007, to all stockholders entitled to receive notice of, and to vote at, the meeting.

        The principal executive offices of the Company are located at 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas 77060. Any writing required to be sent to the Company should be mailed to this address.

Stockholders Entitled to Vote

        The Board of Directors has fixed September 18, 2007 as the record date for determining stockholders who are entitled to vote at the meeting (the "Record Date"). At the close of business on the Record Date, the Company had issued and outstanding 110,099,050 shares of common stock, par value $0.001 (the "Common Stock"), held of record by approximately 330 stockholders. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting.

Voting of Proxies

        Because many of the Company's stockholders are unable to attend the meeting, the Board of Directors is soliciting proxies by mail to give each stockholder an opportunity to vote on all items of business scheduled to come before the meeting. Each stockholder is urged to:

  (1)
  read carefully the material in this Proxy Statement;

  (2)
  specify his or her voting instructions on each item by marking the appropriate boxes on the accompanying proxy card; and

  (3)
  sign, date and return the proxy card in the enclosed, postage prepaid envelope.

        The accompanying proxy card provides a space, with respect to the election of Directors, for a stockholder to withhold voting for any or all nominees for the Board of Directors, but does not permit a stockholder to vote for any nominee not named on the proxy card. The card also allows a stockholder to abstain from voting on any other item if the stockholder chooses to do so.

        When the accompanying proxy card is properly executed and returned with voting instructions with respect to any of the items to be voted upon, the shares represented by the proxy will be voted in accordance with the stockholder's directions by the persons named on the proxy card as proxies of the stockholder. If a proxy card is signed and returned, but no specific voting instructions are given, the shares represented by the proxy card will be voted: (1) FOR the election of the eight nominees for the

Board of Directors named on the accompanying proxy card; (2) FOR the ratification of the Company's 2006 Equity Incentive Plan; (3) FOR the ratification of the selection of Malone & Bailey, PC as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2007; and (4) with respect to any other business that may be properly brought before the meeting, by the proxy holders as the Board of Directors recommends.

        Unless otherwise indicated by the stockholder, a returned proxy card also confers upon the persons named on the card, as proxies for the stockholder, discretionary authority to vote all shares of stock represented by the proxy card on any item of business that is properly presented for action at the meeting, even if not described in this Proxy Statement. If any of the nominees for Director named below should be unable or unwilling to accept nomination, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors, however, does not expect that any other matters will be voted on at the meeting or have any reason to believe that any of the nominees for Director will be unavailable for election.

Revocation of Proxies

        If a stockholder executes a proxy, he or she may revoke it at any time before it is voted by

    •
    submitting a new proxy card bearing a later date to the Secretary of the Company,

    •
    communicating his or her revocation in writing to the Secretary of the Company, or

    •
    attending the meeting in person and voting the shares represented by that proxy.

        New proxies or revocations should be submitted to the Secretary of the Company at 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas, 77060.

Quorum and Votes Required to Approve the Proposals

        A "quorum" is necessary to hold the meeting. A quorum consists of a majority of the voting power represented by the shares of Common Stock issued and outstanding and entitled to vote at the meeting, including the voting power that is present in person or by proxy. If a quorum is not represented in person or by proxy at the meeting or any adjourned meeting, the chairman of the meeting may postpone the meeting from time to time until a quorum will be represented. At any adjourned meeting at which a quorum is represented, any business may be transacted that might have been transacted as originally called.

        If a stockholder's shares are held of record by a broker, bank or other nominee, that stockholder is considered the beneficial owner of shares held in "street name." Since a beneficial owner is not the stockholder of record, that person may not vote these shares in person at the meeting unless he or she obtains a "legal proxy" from the broker, bank or other nominee that holds his or her shares, giving that person the right to vote the shares at the meeting. Brokers, banks or other nominees have enclosed or provided voting instructions for beneficial owners to use in directing the broker, bank or nominee how to vote their shares.

        If a proposal is discretionary, a broker may vote on the proposal without voting instructions from the owner. Under the rules of the American Stock Exchange, proposals to elect directors, ratify equity incentive plans and to approve the appointment of independent auditors are considered "discretionary." This means that brokers may vote on these matters in their discretion on behalf of beneficial owners who have not provided their voting instructions.

        Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum is present, but are not counted for purposes of determining any of the proposals to be voted on. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes are not counted in determining the total number of votes cast and will have no effect with respect to any of the proposals considered at the meeting.

        Directors will be elected by a plurality of the votes cast by the holders of the shares of Common Stock entitled to vote in the election. The proposal to ratify the Company's 2006 Equity Incentive Plan and the proposal to ratify Malone & Bailey, PC as the Company's independent registered public accounting firm for the fiscal year ending October 31, 2007 will be approved by the stockholders if the number of votes cast in favor of such proposal exceeds the number of votes cast in opposition of the proposal.

Attending the Meeting

        A person is entitled to attend the meeting only if that person was a stockholder as of the close of business on September 18, 2007 or that person holds a valid proxy for the meeting. Any person attending the meeting should be prepared to present photo identification for admittance. In addition, the names of persons seeking admission to the meeting will be verified against the list of stockholders of record on the Record Date. Anyone who is not a stockholder of record but who holds shares through a broker, bank or other nominee should provide proof of beneficial ownership on the Record Date, such as his or her most recent account statement prior to October 30, 2007, a copy of the voting instruction card provided by his or her broker or nominee, or other similar evidence of ownership together with a letter from the broker or nominee appointing such stockholder as their proxy. Anyone who does not provide photo identification or comply with the other procedures outlined above upon request will not be admitted to the meeting.

Cost of Proxy Solicitation

        The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally or by written communication, telephone, facsimile or other means. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse these parties for their reasonable and customary charges or expenses in this connection. The Company has retained American Stock Transfer and Trust Company ("AST") to aid in the solicitation of proxies, and the Company will reimburse AST for its reasonable costs and expenses incurred in connection with the proxy solicitation, which are expected to be approximately $4,000.

Stockholder Proposals for 2008 Annual Meeting

        The Company currently expects that the 2008 annual meeting of stockholders will be held on May 20, 2008. In order for stockholder proposals to be considered for inclusion in the Company's proxy materials for the 2008 annual meeting, such proposals must be delivered to the secretary of the Company at the Company's principal executive offices by December 21, 2007. Any proposals received after that date will not be included in the Company's proxy materials. In addition, if any proposals are received after April 4, 2008, the persons named as proxies in the proxy materials for that meeting will use their discretion in voting the proxies if the proposal is raised at the meeting.

CORPORATE GOVERNANCE

The Board of Directors

        Our Board of Directors currently has eight members, including Kenneth T. Hern, Lewis W. Powers, J.D. McGraw, C. Robert Black, James L. Rainey, John S. Reiland, Robert White and Fred Zeidman.

Board Independence

        The Board of Directors has determined that each of C. Robert Black, James L. Rainey, John S. Reiland, Robert White and Fred Zeidman qualifies as an independent director under American Stock Exchange listing standards and that the Board of Directors, therefore, has a majority of its authorized and serving number of directors comprised of independent directors.

Committees of the Board of Directors

        The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee is entirely comprised of independent directors, as such term is defined under American Stock Exchange listing standards.

Audit Committee

        The Audit Committee operates under a written charter that was revised and adopted by the Board of Directors in May 2007, and, prior to that, operated under a written charter adopted by the Board of Directors in May 2003. The full text of the Charter of the Audit Committee is attached as Annex A.

        The primary purposes of the Audit Committee are to oversee on behalf of the Board of Directors:

  •
  the accounting and financial reporting processes of the Company and the integrity of the Company's financial statements;

  •
  the audits of the Company's financial statements and the appointment, compensation, qualification, independence and performance of the Company's independent registered public accounting firm;

  •
  the Company's compliance with legal and regulatory requirements; and

  •
  the Company's internal audit function and internal control over financial reporting.

        The Audit Committee has sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee's authority includes, without limitation, resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

        The Audit Committee currently consists of four directors: John S. Reiland (Chair), C. Robert Black, James L. Rainey and Fred Zeidman, each of whom qualifies as an independent director for purposes of Audit Committee membership under American Stock Exchange listing standards and applicable SEC rules. The Board of Directors has determined that each of Messrs. Reiland, Rainey and Zeidman qualifies as an Audit Committee financial expert as defined under applicable SEC rules.

Compensation Committee

        The primary purposes of the Compensation Committee are to:

  •
  determine and otherwise discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers;

  •
  evaluate the performance of the Company's executive officers and assess management succession planning;

  •
  recommend to the Board of Directors the cash and non-cash compensation policies for the non-employee directors;

  •
  exercise the authority of the Board of Directors with respect to the administration of the Company's stock-based and other incentive compensation plans;

  •
  prepare the annual report on executive compensation required under SEC rules for inclusion in the company's annual proxy statement;

  •
  establish and review at least annually the overall corporate policies, goals and objectives for the compensation of the Company's chief executive officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return;

  •
  evaluate the performance of the Company's chief executive officer and other executive officers annually in light of the corporate goals and objectives and, based on that evaluation, determine the compensation of the chief executive officer and other executive officers, including individual elements of salary, bonus, incentive and equity compensation;

  •
  review and approve all employment agreements, separation and severance agreements, and other compensatory contracts, arrangements, perquisites and payments for the executive officers; and

  •
  have authority to retain and terminate any compensation consulting firm used to evaluate director or executive officer compensation, and to approve the consulting firm's fees and other engagement terms.

        C. Robert Black is the chair of the Compensation Committee, and the other members are James L. Rainey and Robert White. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the American Stock Exchange listing standards. In addition, all members of the Compensation Committee qualify as "non-employee directors" within the meaning of SEC Rule 16b-3, and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Nominating and Corporate Governance Committee

        The primary responsibilities of the Nominating and Corporate Governance Committee are to:

  •
  oversee the evaluation of the performance of the Board and management;

  •
  identify, interview and select individuals qualified to become Board members and recommend such individuals to the Board for selection as director nominees for the next annual meeting of stockholders and/or to fill any existing vacancies as they may occur from time to time in the Board of Directors;

  •
  receive and review nominations for positions on the Board;

  •
  develop and recommend to the Board a set of corporate governance principles and guidelines (the "Guidelines") applicable to the Company;

  •
  periodically review and reassess the adequacy of the Guidelines and recommend any proposed changes to the Board; and

  •
  recommend to the Board changes to the Company's Articles of Incorporation and Bylaws as appropriate.

        In carrying out its responsibilities, the Nominating and Corporate Governance Committee will:

  •
  periodically assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing Directors, including the Board's size and composition; corporate governance policies; applicable listing standards and laws; individual Director performance, expertise, experience and willingness to serve actively; number of other public and private company boards on which a director candidate serves; consideration of director nominees validly and timely proposed by stockholders; and other appropriate factors;

  •
  identify and recommend to the Board the appointees to be selected by the Board for service on the committees of the Board, if and when requested by the Board;

  •
  have authority to retain and terminate any search firm used to identify director candidates and to approve the search firm's fees and other retention terms;

  •
  oversee an annual review of the performance of the full Board;

  •
  evaluate its own performance as a Committee and its charter on an annual basis;

  •
  evaluate the performance of the Company's chief executive officer and make appropriate recommendations to the Board, including for removal when warranted; and

  •
  review succession plans and management development programs for members of executive management.

        Fred Zeidman is the chair of the Nominating and Corporate Governance Committee, and the other members are C. Robert Black, James L. Rainey, John S. Reiland and Robert White. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the American Stock Exchange listing standards.

Director Qualifications and Evaluation of Nominees

        As necessary, the Nominating and Corporate Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account the candidates' expertise, experience and willingness to serve actively and the number of other boards on which the candidate serves. The Nominating and Corporate Governance Committee also considers candidates' financial and technological expertise, ability to read and understand basic financial statements, business experience, accomplishments as a leader in his or her field or in the companies he or she has been associated with, time available to contribute to Board activities, and freedom from conflicts of interest. Candidates who do not have all of these characteristics may still be considered, as the Nominating and Corporate Governance Committee will seek candidates who present the best combination of these characteristics.

        When identifying and evaluating incumbent Directors whose terms are set to expire, the Nominating and Corporate Governance Committee reviews such Directors' overall service to the Company including the number of meetings attended, level of participation and quality of performance, and any transactions between such Directors and the Company. The Nominating and Corporate Governance Committee then evaluates that information in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of the stockholders.

        When identifying new director candidates, the Nominating and Corporate Governance Committee uses its network of contacts and may use a professional search firm to compile a list of candidates. To date, however, the Nominating and Corporate Governance Committee has not used a professional search firm. The Nominating and Corporate Governance Committee next requests each candidate to complete a questionnaire and, based on the candidate's responses and other information made available to the committee, determines whether the nominee is independent as such term is defined under the American Stock Exchange listing standards, which determination is based upon applicable securities laws, the rules and regulations of the Securities and Exchange Commission and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may also organize interviews and meetings to evaluate the candidate. Finally, the Nominating and Corporate Governance Committee meets to discuss and consider such candidates' qualifications, chooses a candidate by majority vote and then proposes the candidate to the entire Board of Directors.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any stockholder may submit a nomination for Director by following the following procedures, which have been adopted by the Nominating and Corporate Governance Committee. If a stockholder has a suggestion for candidates for election to the Board of Directors at the 2008 annual meeting of stockholders, the recommendation must be submitted in writing to the Secretary of the Company at 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas 77060, no later than the close of business on December 21, 2007. Submissions must include each of the following:

  •
  the name and record address of the stockholder who intends to make such nomination;

  •
  the class and number of shares of Common Stock that are owned beneficially or of record by the stockholder;

  •
  the name in which such shares are registered on the stock transfer books of the Company;

  •
  the name, age and residential address of each individual to be nominated;

  •
  the principal occupation or employment of each individual to be nominated;

  •
  the number of shares that are beneficially owned by each individual to be nominated;

  •
  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder;

  •
  the signed consent of any such nominee to serve as a Director, if so elected; and

  •
  all other information relating to each individual to be nominated that is required to be disclosed in solicitations for proxies in an election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        The Company may require the stockholder making such nomination or the proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company.

Meetings

        During the twelve months ended October 31, 2006, the Board of Directors held twelve meetings, the Audit Committee held three meetings and the Compensation Committee held four meetings. The Nominating and Corporate Governance Committee did not meet during the twelve months ended October 31, 2006. During that period, each member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and Board of Directors' committees on which the Director served. While the Company does not have a formal policy regarding Director attendance at annual meetings of stockholders, the Company encourages each Director to attend each annual meeting of stockholders.

Communications with the Company

        Stockholders may communicate directly with the Board of Directors, any committee of the Board of Directors, all independent Directors, or any one Director serving on the Board of Directors by sending written correspondence to the desired person or entity in care of the Company's Secretary at 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas 77060. Communications are distributed to the Board of Directors, or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Code of Business Conduct

        The Company has adopted a code of ethics for its principal executive officer and its principal financial and accounting officer. Such code of ethics is represented by its Code of Ethics and Business Conduct, which is applicable to all of its employees, including its principal executive officer and its principal financial and accounting officer. A copy of the Code of Ethics and Business Conduct is available on the Company's website at http://www.novabiosource.com under the "Management Team" tab.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The Company's Amended and Restated Bylaws provide that Board of Directors may consist of up to nine directors. In accordance with the Bylaws, as of September 24, 2007, the Board of Directors has established the size of the Board of Directors at eight. At the meeting, stockholders will elect eight directors for a one year term, each to serve until their respective successors are elected and qualified.

        Unless otherwise specified on the proxy card, the shares represented by the enclosed proxy will be voted for the election of the eight nominees named below. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee will become unavailable for election, it is intended that such shares will be voted for the election of a substitute nominee selected by the Board of Directors. However, in no event will proxies will be voted for a greater number of persons than the number of nominees for the Board of Directors. The Nominating and Corporate Governance Committee and the Board of Directors have recommended each of the nominees for Director.

NOMINEES FOR DIRECTOR

Name	Age	Position and Business Experience
Kenneth T. Hern	70	Chairman of the Board and Chief Executive Officer. Mr. Hern has been Chairman and Chief Executive Officer since March 31, 2006 and was a founder and Chairman and Chief Executive Officer of Biosource America since December 2005. He served as President of Texaco Saudi, Inc., between 1981 through 1984, as Vice Chairman and Managing Director of Texaco Nigeria Limited from 1984 through 1989, and as President of Texaco Brazil from 1989 through 1994, when he retired. From 1994 to 2006, he served as an independent consultant and served as Chairman of Fibrominn L.L.C., a company formed to generate electricity from biowaste material. Mr. Hern earned a Bachelor of Arts in Chemistry from Austin College in 1960 and a Master of Science in Organic Chemistry from North Texas State University in 1962. He has also received Associate Degrees from the Wharton School of Business and Carnegie Mellon University.
Lewis W. Powers	61
		Chief Operating Officer and Director. Mr. Powers was elected to the Board on July 6, 2006 and has served as Chief Operating Officer of the Company since August 31, 2006. Mr. Powers is the former President of Halliburton Energy Services, where he worked for nearly 35 years. He began his career with Halliburton in the company's Wireline Division in 1968 and was promoted to managerial positions in operations, business development and manufacturing, split between U.S. and international assignments. In 2002, Mr. Powers was elected to the Board of Directors for Magnum Hunter Resources, which was an NYSE-listed company before it was acquired by Cimarex in 2005. In February 2007, Mr. Powers was elected to the Board of Trinidad Energy Services Income Trust ("Trinidad Energy") which is traded on the Toronto Stock Exchange. He serves on the Audit, Compensation and the Health, Safety and Environmental Committees of Trinidad Energy. Mr. Powers is a member of the Society of Professional Engineers and the American Petroleum Institute 25 Year Club. He earned a bachelor's degree in economics and finance from the University of Houston in 1968.

J.D. McGraw	49
		President and Director. Mr. McGraw has been President and a director since April 2006 and was a founder and Chief Operating Officer of Biosource America in December 2005. He has provided consulting services to over 150 companies including AdTec, American Rice, Blockbuster Video, Chuck E. Cheese, Dryper, International Recovery, Republic Industries and Swift Energy. From 2000 until 2002, Mr. McGraw worked as a Financial Management Consultant for Allan F. Dow & Associates, Inc. From 2002 until 2003, he served as the Executive Vice President of EnerTeck Corporation, a company engaged in the manufacture, sale, and marketing of fuel borne catalytic engine treatment products for diesel engines. Mr. McGraw has served as the President of Jonah Capital Partners, a financial advisory firm, since 2004.
C. Robert Black	72
		Director. Mr. Black has been a director since July 17, 2006. He was formerly Senior Vice President in the Office of the Chairman of Texaco, Inc., an international oil and gas exploration, production, distribution and marketing company, until 1999 when he retired. He spent nearly forty years in various roles with Texaco before his retirement, including key assignments in engineering, supply and distribution, crude oil (international) and Middle Eastern Operations. Elected Vice President of Texaco, Inc. in 1983, Mr. Black was appointed Senior Vice President of Texaco Middle East/Far East that same year, and later named President of the same division. In 1992 he was elected Senior Vice President, and in 1997 was appointed President of Texaco's Worldwide Exploration and Production. In his last and most recent role with Texaco, Mr. Black was responsible for developing and managing the company's relationships with the industry on a worldwide basis, along with oversight responsibility for Texaco's Technology Division and Corporate Reserves Audit Group. He also served as Corporate Compliance Officer, and as a member of Texaco's Executive Council, which set corporate strategies and priorities. Mr. Black is a member of the Board of Trustees of the United States-Azerbaijan Chamber of Commerce, the University of Texas Engineering Advisory Council, and the Committee of Economic Development. He is a distinguished alumnus of Texas Tech University, graduating with a bachelor's degree in petroleum engineering in 1958 and was appointed to the Texas Tech University System Board of Regents by Governor Rick Perry in 2001. He also serves on the Board of Directors of Coastal Energy Company and Madagascar Oil Limited.
James L. Rainey	77
		Director. Mr. Rainey has been a director since November 7, 2006. Mr. Rainey previously served as President and Chief Executive Officer of Farmland Industries, Inc., from 1986 to 1991, when he retired and became a consultant. At the time of his retirement, Farmland was the largest agricultural supply cooperative in the United States and had a strong asset base in petroleum refining, basic and upgraded fertilizer production and distribution, mixed livestock feed production and distribution, pork and beef processing and marketing, information systems, international trading, and financial services. Previously Mr. Rainey served as President and Chief Executive Officer of Kerr-McGee Chemical Corp., a wholly-owned subsidiary of Kerr-McGee Corp., from 1975 to 1986; and as a Senior Vice President of the parent company from 1984 to 1986. Kerr-McGee Corp., now a subsidiary of Anadarko Petroleum Corporation, was an energy company with operations in petroleum exploration and production, refining, coal and chemicals. Mr. Rainey spent a total of 22 years with Kerr-McGee. He received his bachelor's degree in agriculture from Purdue University in 1952 and an honorary Ph.D. from Purdue University in 1991.

John S. Reiland	57
		Director. Mr. Reiland has been a director since July 31, 2006. He is currently the Chief Financial Officer of StarVox Communications, Inc., a telecommunications services provider, a position he has held since August 2007. From March 2006 to 2007, Mr. Reiland was CEO/Chief Restructuring Officer of RONCO, a company engaged in the manufacture, marketing and distribution of consumer products. From March 2003 until March 2006, he served as the Chief Financial Officer of US Dataworks, a developer of payment processing software focused on the financial services market, federal, state and local governments, billers and retailers. From March 2002 until December 2002, Mr. Reiland was the Interim Chief Executive Officer of New England Pantry, Inc., a convenience store chain. From November 2000 to February 2002, he was Chief Executive Officer of ServiceIQ, a privately held developmental stage company developing wireless communications devices for the field service industry. Mr. Reiland also serves on the board of directors of StarVox Communications, Inc. and RONCO Corporation. Mr. Reiland is a certified public accountant and began his career at PriceWaterhouse & Co. from 1973 to 1978. He received his Bachelor of Business Administration degree from the University of Houston in 1973.
Robert White	71
		Director. Mr. White has been a director since July 17, 2006. He was the last President of Mobil Exploration and Producing U.S. Inc., a division of Mobil Oil Company focusing on domestic oil and gas exploration and production, prior to that company's merger with Exxon in 1996, when he retired. Mr. White's career with Mobil spanned over 40 years, including 15 years spent outside the United States. He joined the company in 1964 as a production engineer in Hobbs, New Mexico, following his honorable discharge from the U.S. Army Corps of Engineers at the rank of Captain. Since that time he has served as Manager of Economics and Planning for Natural Gas in North America, Planning Advisor for Exploration and Producing in North America, Chairman and President of Mobil Producing Netherlands, Mobil Producing Nigeria, and Mobil North Sea Limited in London. While in the UK, Mr. White also served as Chairman of the Petroleum Science and Technology Institute, a scientific and development organization made up of oil industry representatives and Scottish universities. Mr. White is a graduate of the University of Texas at Austin with a Bachelor of Science in Petroleum Engineering.

Fred S. Zeidman	61
Mr. Zeidman has been a director since June 26, 2007. He has served as a Managing Director of the law firm Greenberg Traurig, LLP since July 2003. Mr. Zeidman has served as Chairman of the Board of Corporate Strategies, Inc., a consulting firm, since July 2004, and he served as Chairman of the Board of Seitel Inc., an oil field services company, from June 2002 to February 2007. Mr. Zeidman serves as the Chairman of the Board of the United States Holocaust Memorial Museum. He received a Bachelor of Science in Business Administration from Washington University in 1968, and an MBA from New York University in 1970.

        The Board of Directors recommends that you vote "FOR" each of the nominees set forth above. Proxies will be so voted unless stockholders specify otherwise in their proxies.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of the Company's internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company's relationship with its independent registered public accounting firm (who reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

        The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent registered public accounting firm, Malone & Bailey, PC, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (AICPA, Professional Standards, Vol. 1, AU Section 380).

  3.
  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee") and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

  4.
  The Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended October 31, 2006 that was filed with the SEC and that accompanies this proxy statement.

        The undersigned members of the Audit Committee have submitted this report to the board of directors.

Members of the Audit Committee:
John Reiland, Chairman C. Robert Black James L. Rainey Fred Zeidman

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

        The following table shows information about fees paid by the Company and its subsidiaries to the Company's independent registered public accounting firms, as approved by the Audit Committee. These fees consist of fees paid to Malone & Bailey, PC for the fiscal year ended October 31, 2006 and to deCoria, Maichel & Teague for the fiscal year ended December 31, 2005.

	Fiscal Year 2006	Fiscal Year 2005
	Malone & Bailey	deCoria, Maichel & Teague
Audit Fees:	$150,339	$15,875
Audit-Related Fees(a):	$0	$1,496
Tax Fees(b):	$0	$415
All Other Fees:	$0	$0

(a)
Audit-related fees are fees in respect of statutory audit work, registration statements, post-audit work and assistance regarding the application of accounting principles.

(b)
Tax fees are in respect of tax return preparation and consultation on tax matters for the company and its subsidiary.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the summary information of compensation the Company paid to its Chief Executive Officer and its President, the other named executive officer.

		Annual Compensation(1)
Name and Principal Position(2)
	Year	Salary
Kenneth T. Hern Chairman and Chief Executive Officer	2006	$47,500
J.D. McGraw President	2006	$87,500

(1)
No other compensation was paid to the Chief Executive Officer or the President. The Company expects to provide its executive officers with insurance and other employee benefits as generally available to other employees. In accordance with its expense policies, advances and/or reimbursements have been and will be paid to executive officers and other employees for travel, meals and other expenses incurred on behalf of the Company.

(2)
Messrs. Hern and McGraw became executive officers in April 2006 following the share exchange between Biosource America and Nova Oil. Therefore, for each of these executive officers, compensation only for fiscal year 2006 is reported and includes compensation paid by Biosource America prior to the share exchange. No other executive officer received total salary and bonus in excess of $100,000 in the last fiscal year. Prior to the share exchange, the officers of Nova Oil received no compensation, although during the year ended December 31, 2005, Nova Oil issued as compensation an aggregate of 900,000 shares of common stock (1,350,000 shares following the three-for-two stock split made on April 24, 2006) to its executive officers and an advisor.

Option Grants

        The Company made no grants of stock options during the last completed fiscal year to any of the named executive officers.

Option Exercises and Option Values

        No executive officer exercised any options in the last fiscal year.

Long Term Incentive Plan Awards

        The Company made no awards under any long term incentive plan during the last completed fiscal year to any of the named executive officers.

Director Compensation

        On July 31, 2006, the Board of Directors adopted the Nova Director Compensation Program (the "Director Compensation Program") to provide compensation to the non-employee directors of the Company for their service on the Board and its committees. Under the Director Compensation Program, non-employee directors will receive an annual retainer of $30,000 and committee chairs will receive a supplemental annual retainer of $10,000. Directors may elect to receive their retainers in the form of a stock bonus under the Company's 2006 Equity Incentive Plan. In addition, the Director Compensation Program provides for each director to receive an initial award of 10,000 shares of restricted stock under the 2006 Equity Incentive Plan and annual grants of restricted stock with a fair market value of $30,000 each year thereafter. Directors also receive a meeting fee of $1,500 per day for meetings attended in person and $500 for each meeting attended by telephone.

        The Board also approved retroactive compensation under the Director Compensation Program of $15,500 and $6,500 to former directors Paul Fredericks and Bruce Cox, respectively, for their service on the Board. Directors Lewis W. Powers, Robert White and C. Robert Black also each received payments of $500 for each board and committee meeting they attended in the month of July 2006.

Employment, Termination of Employment and Change in Control Agreements

        The Company has no employment, termination of employment or change in control agreements with its named executive officers.

Compensation Committee Interlocks and Insider Participation

        Only independent directors of the Company are members of the Compensation Committee. None of the Company's directors or executive officers has a relationship with the Company or any other company that the Securities and Exchange Commission defines as a compensation committee interlock or insider participation that should be disclosed to stockholders.

REPORT OF THE COMPENSATION COMMITTEE

        The philosophy of the Company's compensation program is to attract, retain and reward executives capable of leading the Company to achieve its business objectives, including the growth of the Company, financial performance and achievement and implementation of the Company's business strategy. The accomplishment of these objectives is measured against conditions characterizing the industry in which the Company operates. The Compensation Committee reviews the compensation program of the Chief Executive Officer and other members of senior management, including the Company's executive officers. The Compensation Committee also oversees the administration of the Company's equity incentive and compensation plans.

        The Compensation Committee has the authority to determine and discharge the responsibilities of the Board relating to the compensation of the Company's executive officers. The Compensation Committee may not delegate this authority to any other person. The Compensation Committee operates independently of management, but the Chief Executive Officer of the Company may make recommendations to the committee from time to time regarding salaries, bonuses or equity awards for executive officers other than himself. In making its decisions regarding the compensation of executive officers, the committee considers the Chief Executive Officer's evaluations of their performance and his recommendations regarding their compensation.

        The Company's executive officer compensation program is comprised of base salary, the potential for annual cash incentive compensation and long-term incentive compensation. The Company provides its executive officers and other employees with a base salary to provide a fixed amount of compensation for regular services rendered during the fiscal year. During 2006, the Compensation Committee set base salaries for the executive officers at levels it believed would effectively meet its goal of attracting, retaining and motivating skilled executives to lead the Company. In setting base salary levels, the Compensation Committee considered the executives' job responsibilities, skills and their performance history, where available. Increases in salaries are reviewed on an annual basis, as well as at the time of promotions or other change in responsibilities. Performance bonuses may be awarded to executive officers based on performance criteria established by the Compensation Committee.

        In April 2006, the Company adopted its 2006 Equity Incentive Plan (the "Equity Plan") to provide for equity awards to certain key personnel to reward superior performance and to align the interests of those key personnel with the interests of the Company's stockholders. The Equity Plan provides for equity incentives to be granted to employees, directors or officers of the Company, or key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. The Equity Plan is administered by the Compensation Committee.

        The Company has submitted the Equity Plan to the stockholders for ratification and approval at the meeting. If the stockholders approve the Equity Plan, the Compensation Committee intends to grant future equity awards to executive officers under the Equity Plan. See "Proposal No. 2—Ratification of the Company's 2006 Equity Incentive Plan."

Compensation Committee
C. Robert Black, Chairman James L. Rainey Robert White

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 10, 2007, for each person, other than directors and executive officers, who is known by the Company to own beneficially five percent or more of its outstanding Common Stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number	Percent(1)
Michael McGowan(2) 1240 W. Greenough Dr. Missoula, MT 59802	13,448,600	12.22%
Ospraie Management, LLC(3) 320 Park Avenue, 27th Floor New York, New York 10022	9,720,032	8.65%
Wellington Management Company, LLP(4) 75 State Street Boston, Massachusetts 02109	9,515,350	8.64%

(1)
The percentages are calculated based on 110,099,050 shares outstanding on September 10, 2007. For each person, separately, beneficial ownership percentage was calculated by including the number of any warrants set forth in the applicable footnote in both the numerator and the denominator.

(2)
Based on the Schedule 13D filed on July 28, 2006 and on the Form 4 filed on August 27, 2007.

(3)
Based on the Schedule 13D filed on December 29, 2006. Ospraie Management, LLC, as an investment manager, has shared voting and dispositive power with respect to 9,720,032 shares of Common Stock, which includes warrants to purchase 2,243,084 shares of Common Stock.

(4)
Based on the Schedule 13D filed on February 14, 2007. Wellington Management Company, LLP ("Wellington") is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Wellington, in such capacity, may be deemed to share beneficial ownership over the shares of Common Stock and warrants held by its client accounts.

Security Ownership of Management

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 10, 2007, for the following: (1) each of the Company's directors and executive officers and (2) its directors and executive officers as a group.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)
	Number(2)	Percent(3)
Kenneth T. Hern	14,000,000	12.72%
Lewis W. (Jody) Powers	3,011,070	2.73%
J.D. McGraw(4)	14,491,500	13.16%
C. Robert Black	59,328	*
James L. Rainey	0	*
John Reiland	15,025	*
Robert White	108,656	*
Fred Zeidman	0	*
David Gullickson	25,000	*
Leon van Kraayenburg	500,000	*
Dallas Neil	10,387,500	9.43%
Russell Sammons	141,667	*
Richard Talley	1,500,000	1.36%
All directors and executive officers as a group (13 persons)	44,239,746	39.80%

*
Represents beneficial ownership interests of less than one percent.

(1)
The business address for all directors and executive officers is 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas 77060.

(2)
Beneficial ownership includes the following shares that the directors and executive officers could acquire by exercising warrants or stock options on, or within 60 days after, September 30, 2007: Mr. Powers—341,739, Mr. Black—17,070, Mr. White—34,140, Mr. Gullickson—25,000, Mr. van Kraayenburg—500,000, Mr. Sammons—141,667. These warrants and options represent an aggregate of 1,059,616 shares.

(3)
The percentages are calculated based on 110,099,050 shares outstanding on September 10, 2007. For each person, separately, beneficial ownership percentage was calculated by including the number of warrants and stock options set forth in footnote (2) for such person in both the numerator and the denominator. For the group, the percentage was calculated by including the 1,059,616 warrants and stock options set forth in footnote (2) in both the numerator and the denominator.

(4)
These shares include 41,500 shares for which Mr. McGraw serves as custodian under the Uniform Transfers to Minors Act. Mr. McGraw disclaims any beneficial interest in these shares.

CERTAIN TRANSACTIONS

        The Company has agreed to indemnify each of its directors and executive officers to provide them with the maximum indemnification allowed under its articles of incorporation and applicable law with respect to their positions as officers or directors of the Company and its subsidiaries. The Company also provides directors and officers insurance for the benefit of such directors and executives officers. Jeff McGraw, the son of the Company's President, J.D. McGraw, is a project manager for the Company and is currently paid a salary of $70,000 per year. On November 1, 2006, the Compensation Committee awarded him and two other employees non-qualified stock options to acquire 25,000 shares of Common Stock at an exercise price of $2.53, the fair market value of such shares as calculated under the 2006 Equity Incentive Plan, with such options vesting quarterly over a two year period. The compensation earned by him is generally consistent with the compensation of other employees in similar positions.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires its directors and executive officers, and persons who own more than 10% of a registered class of its equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and shareholders beneficially owning more than 10% of the Company's outstanding shares are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company during the year ended October 31, 2006 and on written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and shareholders beneficially owning more than 10% of its outstanding shares were complied with during the fiscal year ended October 31, 2006, with the exceptions that Mr. White incorrectly reported the end of period holdings on a Form 3 and Form 4 to reflect open market purchases made prior to his being appointed as a director, Mr. Rainey did not timely file a Form 3 in connection with his appointment as a director, Mr. Hern did not timely file a Form 5 to reflect certain gifts of shares of Common Stock made prior to October 31, 2006 and Mr. McGraw did not timely file a Form 5 to reflect certain gifts of shares of Common Stock made prior to October 31, 2006. In each case, the individual filed a late or amended filing to correct the applicable deficiency.

PROPOSAL NO. 2—RATIFICATION OF THE COMPANY'S 2006 EQUITY INCENTIVE PLAN

        In April 2006, the Company adopted its 2006 Equity Incentive Plan (the "Equity Plan"), which provides for equity incentives to be granted to employees, officers or directors of the Company, or key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 13,000,000 shares of Common Stock were authorized for issuance under the Equity Plan.

        The Company is seeking stockholder ratification and approval for the Equity Plan. By allowing the Company to offer key personnel long-term equity-based compensation, the Board of Directors believes that the Equity Plan will enable the Company to attract, motivate and retain individuals of superior talent to direct and manage the Company.

        Certain provisions of the Equity Plan are summarized below. The complete text of the Equity Plan, as amended, is attached to this proxy statement as Appendix B.

        Description of the Equity Plan.    The Equity Plan provides for the grant of incentive stock options, nonstatutory options, shares of restricted stock, stock appreciation rights ("SARs"), stock bonus awards and other stock-based awards. Awards under the Equity Plan may be made to key employees, including officers and directors who may be employees, and key non-employee consultants or advisors. There are currently approximately twenty-five participants who are eligible to receive awards under the Equity Plan.

        The Equity Plan is administered by the Compensation Committee. The Committee has full authority, subject to the terms of the Equity Plan, to determine the individuals to whom awards are made, the number of shares of Common Stock represented by each award, the date or dates on which options are granted and exercisable, the exercise price of options, and the date or dates on which SARs, restricted stock, stock bonus awards or other stock awards will be issued, vested or exercisable.

        Description of Options under the Equity Plan.    The Equity Plan authorizes the award of both incentive stock options, for which option holders may receive favorable tax treatment under the Code, and nonstatutory options, for which option holders do not receive special tax treatment. For further information regarding the tax treatment of options granted under the Equity Plan, see "Tax Treatment of Awards" below.

        Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors, consultants and advisors. The exercise price of each option will be determined by the Compensation Committee, and may be equal to or greater than the fair market value of the stock on the date of grant of the option, provided that the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant.

        The optionee may pay the exercise price:

  (1)
  in cash;

  (2)
  by delivering shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the option; or

  (3)
  by payment through a broker in accordance with cashless exercise procedures permitted by Regulation T of the Federal Reserve Board.

        Options vest according to the terms and conditions determined by the Compensation Committee and specified in the option agreement. The Committee will determine the term of each option up to a maximum of ten years from the date of grant; provided that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. The Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

        Description of Stock Appreciation Rights.    An SAR is an award that entitles the holder to receive an amount equal to the difference between (1) the fair market value of the shares of Common Stock at the time of exercise of the SAR and (2) the fair market value of the shares of Common Stock on the date that the SAR was granted. Under the Equity Plan, this amount is paid to the holder upon the exercise of an SAR in the form of cash or shares of Common Stock (valued at their fair market value at the time of exercise) or a combination thereof.

        Description of Restricted Stock.    Restricted stock awards are grants of Common Stock subject to vesting over a required period of employment or service following the date an award is granted, (the "restricted period"), and any other conditions established by the Compensation Committee. The Compensation Committee may in its sole discretion grant restricted stock at no cost to a participant or it may establish a purchase price that may be less than the fair market value of a share of Common Stock on the date of grant. A recipient of a restricted stock award will become the holder of shares of Common Stock free of all restrictions if he or she completes the restricted period and satisfies any other conditions; otherwise, the shares will be forfeited. The recipient of the restricted stock may not sell, pledge or otherwise encumber or dispose of restricted stock until the conditions imposed by the Committee have been satisfied. The Committee may accelerate the termination of the restricted period or waive any other conditions with respect to any restricted stock.

        Stock Bonus Awards and Other Stock-Based Awards.    Stock bonus awards consist of awards of shares of Common Stock that are subject to the achievement of performance objectives set by the Compensation Committee. Other stock-based awards include awards that are in some way related to the Common Stock, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified subsidiaries of the Company. Other stock-based awards may be awarded either alone or in addition to or in tandem with any other awards under the Equity Plan or any other plan of the Company.

        New Plan Benefits.    Awards to be received by individual participants are not determinable because the Compensation Committee determines the amount and nature of any award under the Equity Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the Equity Plan are not determinable.

        Loans.    The Compensation Committee may, in its sole discretion, provide for loans to persons in connection with all or any part of an award under the Equity Plan. Any loan made pursuant to the Equity Plan will be evidenced by a loan agreement, promissory note or other instrument containing such terms and conditions as the Compensation Committee shall prescribe. Notwithstanding the foregoing, each loan must comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        Tax Treatment of Awards.    The discussion below summarizes the expected federal income tax treatment of awards under the Equity Plan, under currently applicable laws and regulations. It is only a summary of the effect of U.S. federal income taxation upon recipients of awards and the Company with respect to the grant and exercise of awards under the Equity Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a recipient's death or the income tax laws of any municipality, state or foreign country in which the recipient's income or gain may be taxable.

        Stock Options.    Under federal tax law, upon the grant of a nonstatutory stock option, no taxable income will be realized by the optionee, and the Company will not be entitled to any tax deduction. Upon exercise of a nonstatutory stock option, an optionee will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Stock on the date of exercise (the "Spread at Exercise"). The Company will be entitled to a corresponding tax deduction.

        Upon the grant of an incentive stock option, no taxable income will be realized by an optionee, and the Company will not be entitled to any tax deduction. If an optionee exercises the option, without having ceased to be an employee at any time during the period from the grant of the option until three months before its exercise, then generally, no such taxable income or deduction will result at the time of the exercise of such option. If no "disqualifying disposition" of the stock transferred to an optionee upon exercise of the option is made by the option holder (i.e., no disposition occurs within the period that ends on the later to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by an optionee from a sale or exchange of such stock will be treated under the Code as long-term capital gain (or loss), and no tax deduction will be allowable to the Company with respect thereto. When an optionee exercises an incentive stock option, the Spread at Exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax provisions of the Code. If a disqualifying disposition of such stock is made by an option holder, the disposition will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the Spread at Exercise. If the gain exceeds the Spread at Exercise, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, depending upon how long the shares have been held before the sale, equal to the difference between the exercise price and the sale price.

        SARs.    Under current federal tax law, upon the grant of an SAR, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon exercise of an SAR, the holder will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the fair market value of the Common Stock on the date of grant of the SAR and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.

        Restricted Stock Awards.    A recipient generally does not recognize taxable income on the grant of shares of restricted stock, but does recognize ordinary income on the vesting date in an amount equal to the fair market value of the shares on that date. Any dividends paid on the shares of restricted stock before the vesting date are also taxable as compensation income upon receipt.

        However, a recipient may elect to recognize income upon the grant of shares of restricted stock, rather than when the recipient's interest is freely transferable and no longer subject to a substantial risk of forfeiture, equal to the fair market value of the shares on the date of the award. If the recipient makes this election, dividends paid with respect to the restricted shares that are paid currently (rather than held subject to forfeiture) will not be treated as compensation, but rather as qualified dividend income, and the recipient will not recognize additional income when the restrictions applicable to the shares of restricted stock lapse. The recipient will not be entitled to any deduction if, after making this election, he or she forfeits any of the shares of restricted stock. If shares of restricted stock are forfeited after this election is made, the recipient will not be entitled to a refund of the ordinary income tax paid on the shares. The recipient may, however, be entitled to receive a capital loss deduction upon forfeiture. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of shares restricted stock, subject to the limitations of Section 162(m).

        Stock Bonus Awards.    A recipient does not recognize taxable income on the grant of stock bonus awards, but does recognize ordinary income, to the extent that the designated performance measures are satisfied, when the cash or shares of Common Stock are delivered to the participant. The amount of this ordinary income will be the fair market value of the shares on the date of delivery, plus the amount of any cash payable or paid, as applicable. Any dividends paid on stock bonus awards are also taxable as compensation income upon payment. The Company will be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient of a grant of stock bonus awards, subject to the limitations of Section 162(m).

        Withholding.    The Company will retain the right to deduct or withhold, or require the recipient to remit to the Company, an amount sufficient to satisfy federal, state and local taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Equity Plan.

        Change in Control and Excess Parachute Payments.    The accelerated vesting of awards upon a change in control could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. If so, the Company would not be able to deduct the excess parachute payments.

        Section 162(m) Limitations.    Section 162(m) of the Code generally places a $1,000,000 annual limit on a company's tax deduction for compensation paid to a "covered employee." A "covered employee" is an employee who is, on the last day of the company's taxable year in which the deduction would otherwise be claimed, the company's chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for a performance-based compensation exception, one of which is that stockholders approve the material terms of the compensation.

        The Equity Plan incorporates the requirements for the performance-based compensation exception applicable to options and SARs, so that all such awards should qualify for the exception. In addition, the Compensation Committee may grant other awards designed to qualify for this exception. However, the Committee reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options and SARs) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

        The summary of federal income tax consequences set forth above is for general informational purposes only and may not be applicable to all individuals. Participants should consult their own tax advisors for a determination as to the specific tax consequences applicable to them.

        The ratification of the Company's 2006 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the annual meeting.

        The Board of Directors recommends that you vote "FOR" the ratification of the 2006 Equity Incentive Plan. Proxies will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 3—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Upon the recommendation of the Audit Committee, the board of directors has approved the appointment of the firm of Malone & Bailey, PC as the Company's independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the period ending October 31, 2007, subject to the ratification of the appointment by the stockholders. Malone & Bailey, PC audited the Company's financial statements for the period ended October 31, 2006. Representatives of Malone & Bailey, PC are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

        The ratification of Malone & Bailey, PC as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the annual meeting.

        The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Malone & Bailey, PC as the Company's independent registered public accounting firm. Proxies will be so voted unless stockholders specify otherwise in their proxies.

ANNUAL REPORT

        The Company's annual report on Form 10-KSB for the fiscal year ended October 31, 2006 is being mailed concurrently with this proxy statement. The annual report does not form any part of the material for the solicitation of proxies. Upon written request of a stockholder, the Company will furnish, without charge, a copy of the Company's annual report. If you would like a copy of the annual report, please contact Nova Biosource Fuels, Inc., 363 N. Sam Houston Parkway East, Suite 630, Houston, Texas 77060 Attn: Secretary. In addition, financial reports and recent filings with the SEC, are available on the Internet at www.sec.gov. Company information is also available on the Internet at http://www.novabiosource.com. Information contained on the website is not part of this proxy statement.

OTHER BUSINESS

        The Board of Directors does not know of any specific matter to be brought before the annual meeting that is not referred to in the attached notice of annual meeting and this proxy statement. If any such matter comes before the meeting, including any stockholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

        Please date, sign and return the proxy at your earliest convenience. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

Annex A

Charter of the Audit Committee
of the Board of Directors of
Nova Biosource Fuels, Inc.

Revised and Adopted as of May 7, 2007

1.     Purposes.

        The primary purposes of the Audit Committee are to oversee on behalf of the Company's Board of Directors:

  •
  the accounting and financial reporting processes of the Company and integrity of the Company's financial statements;

  •
  the audits of the Company's financial statements and appointment, compensation, qualification, independence and performance of the Company's independent registered public accounting firm;

  •
  the Company's compliance with legal and regulatory requirements; and

  •
  the Company's internal audit function and internal control over financial reporting.

        The Audit Committee also has the purpose of preparing the audit committee report that SEC rules require the Company to include in its annual proxy statement.

        The Audit Committee's function is one of oversight only and does not relieve the responsibilities of the Company's management for preparing financial statements that accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent registered public accounting firm relating to the audit or review of financial statements.

2.     Composition.

        (a)   At Least Three Members. The Audit Committee is comprised of at least three directors. The Board of Directors may designate a committee member as the chairperson of the Audit Committee, or if the Board does not do so, the Audit Committee members will appoint a member as chairperson by a majority vote of the authorized number of Audit Committee members.

        (b)   Independence. All Audit Committee members must be independent as determined by the Board of Directors in accordance with the American Stock Exchange listing standards (the "Listing Standards") and applicable SEC rules, as they may be amended from time to time.

        (c)   Financial Literacy. Each Audit Committee member must be financially literate upon appointment to the Audit Committee, as determined by the Board of Directors pursuant to the Listing Standards. At all times, there must be at least one member of the Audit Committee who, as determined by the Board of Directors, meets the finance, accounting or comparable experience requirement of the Listing Standards. In addition, the Board of Directors must annually evaluate whether or not at least one member of the Audit Committee is an audit committee financial expert as defined in the SEC rules.

        (d)   Appointment. Subject to the requirements of the Listing Standards, the Board may appoint and remove Audit Committee members in accordance with the Company's bylaws. Committee members will serve for such terms as may be fixed by the Board, and in any case at the will of the Board whether or not a specific term is fixed.

        (e)   Service on Other Audit Committees. The Company does not limit the number of public company audit committees on which an Audit Committee member serves, provided that if a member does serve on more than 2 other public companies' audit committees, the Board must determine that this simultaneous service would not impair the ability of the member to serve on the Company's Audit Committee, and the Company must disclose this determination in its proxy statement for its annual meeting.

3.     Selection and Review of Independent Registered Public Accounting Firm and Their Services.

        (a)   Overall Authority. The Audit Committee has sole authority and direct responsibility for the appointment, compensation, retention, termination, evaluation and oversight of the work of the independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent registered public accounting firm must report directly to the Audit Committee. The Audit Committee's authority includes, without limitation, resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting.

        (b)   Terms of Audit and Non-Audit Engagements. The Audit Committee has sole authority to pre-approve all audit, review, attest and permissible non-audit services to be provided to the Company or its subsidiaries by the independent registered public accounting firm. The Audit Committee may establish pre-approval policies and procedures in compliance with applicable SEC rules.

4.     Annual Financial Reporting.

        As often and to the extent the Audit Committee deems necessary or appropriate, but at least annually in connection with the audit of each fiscal year's financial statements, the Audit Committee will:

        (a)   Discuss Financial Statements and Internal Control Reports with Management: review and discuss with appropriate members of the Company's management the audited financial statements, related accounting and auditing principles and practices, and management's assessment of internal control over financial reporting and the related reports on internal control to be included in the Company's Annual Report on Form 10-K (as and when these reports are required under SEC rules).

        (b)   Critical Accounting Policy Report: timely request and receive from the independent registered public accounting firm (prior to each filing of the audit report with the SEC) the report required in connection with the annual audit pursuant to applicable SEC rules concerning (1) all critical accounting policies and practices to be used; (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including: (i) ramifications of the use of such alternative disclosures and treatments; and (ii) the treatment preferred by the independent registered public accounting firm; and (3) other material written communications between the independent registered public accounting firm and management of the Company, such as any management letter or schedule of unadjusted differences.

        (c)   SAS 61 Review: discuss with the independent registered public accounting firm the audited financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, including such matters as (1) the quality and acceptability of the accounting principles applied in the financial statements, (2) new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions, (3) the selection, application and effects of critical accounting policies and estimates applied by the Company, (4) issues raised by any "management" or "internal control" letter from the independent registered public accounting firm, problems or difficulties encountered in the audit and management's response, disagreements with management, or other significant aspects of the audit, and (5) any off-balance sheet transactions, and relationships with any unconsolidated entities or any other persons, that may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

        (d)   Review of MD&A: review with appropriate management and the independent registered public accounting firm representatives the Company's intended disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's annual report on Form 10-K.

        (e)   Obtain ISB No. 1 Disclosure: receive from the independent registered public accounting firm a formal written statement of all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard No. 1.

        (f)    Independent Registered Public Accounting Firm Discussion Regarding Independence: actively discuss with the independent registered public accounting firm any disclosed relationships or services that may impact the objectivity or independence of the independent registered public accounting firm.

        (g)   Recommend Filing of Audited Financial Statements: recommend whether or not the audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the SEC.

5.     Quarterly Financial Reporting.

        The Audit Committee's quarterly review will normally include a review and discussion with management and the independent registered public accounting firm, as the Audit Committee considers appropriate, of the following:

        (a)   Quarterly Review: the quarterly financial statements of the Company and the results of the independent registered public accounting firm's review of these financial statements.

        (b)   Discussion of Significant Matters with Management: management's analysis of significant matters that relate to (1) the quality and acceptability of the accounting principles applied in the financial statements (2) new or changed accounting policies, the effect of regulatory and accounting initiatives, and significant estimates, judgments, uncertainties or unusual transactions, (3) the selection, application and effects of critical accounting policies and estimates applied by the Company, and (4) any off-balance sheet transactions and relationships with any unconsolidated entities or any other persons that may have a material current or future effect on the financial condition or results of the Company and are required to be reported under SEC rules.

        (c)   MD&A: the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be included in the Company's quarterly report on Form 10-Q.

6.     Other Functions.

        (a)   Annual Review of Performance and this Charter. The Audit Committee will evaluate its performance as an audit committee and will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board.

        (b)   Risk Assessment. The Audit Committee will periodically review management's assessment of the Company's exposure to risk and steps management has taken to monitor and control this exposure.

        (c)   Code of Ethics and Business Conduct. The Audit Committee will administer the Company's Code of Ethics and Business Conduct as specified therein.

        (d)   Complaints and Anonymous Submissions. The Audit Committee will establish and maintain procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, and auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        (e)   Related Party Transactions. It is the Company's policy that the Company will not enter into related party transactions defined in the Listing Standards or required to be disclosed under Item 404 of the SEC's Regulation S-K unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

        (f)    Compliance. The Audit Committee, to the extent it deems necessary or appropriate, will periodically review with management the Company's disclosure controls and procedures, internal control for financial reporting purposes, and systems and procedures to promote compliance with laws.

        (g)   Earnings Releases and Other Financial Guidance. The Audit Committee will discuss with management earnings press releases and other published financial information or guidance provided to analysts. This may be conducted generally as to types of information and presentations, and need not include advance review of each release or other information or guidance.

        (h)   Internal Control Over Financial Reporting. The Audit Committee will periodically review and discuss, as appropriate, with management and the independent registered public accounting firm: (1) the design and effectiveness of the Company's internal control over financial reporting as defined in the SEC rules, and (2) any significant deficiencies or material weaknesses in that internal control, any change that has materially affected or is reasonably likely to materially affect that internal control, and any fraud (whether or not material) that involves management or other employees who have a significant role in that internal control, that have been reported to the Audit Committee.

        (i)    Reports from Legal Counsel. The Audit Committee will review and take appropriate action with respect to any reports to the Audit Committee from legal counsel engaged by the Company concerning any material violation of securities law or breach of fiduciary duty or similar violation by the Company, its subsidiaries or any person acting on their behalf.

        (j)    Other Reviews. The Audit Committee, as it may consider appropriate, may consider and review with the full Board of Directors, company management, internal or outside legal counsel, or the independent registered public accounting firm any other topics relating to the purpose of the Audit Committee that may come to the Audit Committee's attention. The Audit Committee may perform any other activities consistent with this charter, the bylaws and applicable Listing Standards and laws as the Audit Committee or the Board of Directors considers appropriate.

7.     Meetings, Reports and Resources of the Committee.

        (a)   Meetings. The Audit Committee will meet as often as it determines to be necessary to carry out its responsibilities and in any event no less frequently than quarterly or as often as is required pursuant to Section 121B(3) of the Listing Standards. The Audit Committee may also act by unanimous written consent. The Audit Committee will meet separately, periodically, with management and the independent registered public accounting firm. To the extent the Audit Committee deems necessary or appropriate, it will also discuss with the Company's outside counsel any legal matters that may materially impact the Company's financial statements, internal control over financial reporting or compliance policies. In addition, the Audit Committee may meet from time to time with any other persons, as it deems necessary or appropriate.

        (b)   Procedures. The Audit Committee may establish its own procedures, including the formation and delegation of authority to subcommittees, in a manner not inconsistent with this charter, the bylaws or the Listing Standards and SEC rules. The chairperson or majority of the Audit Committee members may call meetings of the Audit Committee. A majority of the authorized number of Audit Committee members constitutes a quorum for the transaction of committee business, and the vote of a majority of the Audit Committee members present at a meeting at which a quorum is present will be the act of the

Audit Committee, unless in either case a greater number is required by this charter, the bylaws or the Listing Standards. The Audit Committee will keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records.

        (c)   Reports. The Audit Committee will timely prepare the audit committee report required to be included in the Company's annual meeting proxy statement, and report to the Board on the other matters relating to the Audit Committee or its purposes, as required by the Listing Standards or SEC rules. The Audit Committee will also report to the Board annually the overall results of the annual review of the independent registered public accounting firm and their independence and the overall results of its annual review of its own performance. The Audit Committee also will report to the Board on the major items covered by the Audit Committee at each committee meeting, and provide additional reports to the Board as the Audit Committee may determine to be appropriate, including review with the full Board of any issues that arise from time to time with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the independent registered public accounting firm.

        (d)   Committee Access and Resources. The Audit Committee is at all times authorized to have direct, independent and confidential access to the independent registered public accounting firm and to the Company's other directors, management and personnel to carry out the Audit Committee's purposes. The Audit Committee is authorized to conduct investigations, and to retain, at the expense of the Company, independent legal, accounting, or other professional advisers or consultants selected by the Audit Committee, for any matters relating to the purposes or duties of the Audit Committee. The company will provide for adequate funding, as determined by the Audit Committee, for payment of compensation to the independent registered public accounting firm for their audit and audit-related, review and attest services, for payment of compensation to advisers engaged by the Audit Committee, and for ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties.

        (e)   Reliance on Others. Nothing in this charter is intended to preclude or impair the protection provided in Section 78.138 of the Nevada Revised Statutes for good faith reliance by members of the Audit Committee on reports or other information provided by others.

Annex B

NOVA BIOSOURCE FUELS, INC.

2006 EQUITY INCENTIVE PLAN

NOVA BIOSOURCE FUELS, INC.
2006 EQUITY INCENTIVE PLAN

        Section 1. Purpose.    The Nova Biosource Fuels, Inc. 2006 Equity Incentive Plan (the "Plan") has been established by Nova Biosource Fuels, Inc., a Nevada corporation (the "Company"), effective as of April 24, 2006 (the "Effective Date"), to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value. The Plan provides for the Award (as defined in Section 3) of equity incentives to those employees, directors, or officers of, or key advisers or consultants to, the Company or any of its Subsidiaries who are responsible for or contribute to the management, growth or success of the Company or any of its Subsidiaries.

        Section 2. Definitions.    For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

        2.1   "Board" means the Board of Directors of the Company.

        2.2   "Change in Control" means the occurrence of any of the following:

          (a)   the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a "Person") of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company, assuming conversion of any outstanding preferred stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation or other entity pursuant to a reorganization, merger, consolidation or other business combination, if, following such reorganization, merger, consolidation or other business combination, the conditions described in (i), (ii) and (iii) of Section 2.2(c) are satisfied;

          (b)   if individuals who, as of the date hereof, constitute the Board of the Company (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a two-thirds vote of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (c)   approval by the stockholders of the Company of a reorganization, merger, consolidation or other business combination, unless following such reorganization, merger, consolidation or other business combination (i) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and the combined voting power of the then-outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or other business combination in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or other business combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the resulting corporation or other entity owned by the Company's stockholders, but not from the total number of outstanding shares or other equity interests and voting securities of the resulting corporation or other entity, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or other equity interests or voting securities of the Company); (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation or other entity resulting from such reorganization, merger, consolidation or other business combination and any Person beneficially owning, immediately prior to such reorganization, merger, consolidation or other business combination, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors; and (iii) at least two-thirds of the members of the board of directors of the corporation or other entity resulting from such reorganization, merger, consolidation or other business combination were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or other business combination; or

          (d)   (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation or other entity, with respect to which immediately thereafter, (1) more than 50% of, respectively, the then-outstanding shares of common stock or other equity interests of such corporation or other entity and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares or other equity interests and voting securities of the transferee corporation or other entity owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation or other entity, any shares or other equity interests or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation or other entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 50% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock or other equity interests of such transferee corporation or other entity and the combined voting power of the then-outstanding voting securities of such transferee corporation or other entity entitled to vote generally in the election of directors and (3) at least two-thirds of the members of the board of directors of such transferee corporation or other entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

        2.3   "Code" means the Internal Revenue Code of 1986, as amended.

        2.4   "Committee" shall have the meaning provided in Section 3 of the Plan.

        2.5   "Common Stock" means the common stock of the Company.

        2.6   "Continuous Service" means that the Participant's service with the Company, any Parent Company or any Subsidiary, whether as an employee, officer, director, adviser or consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company, any Parent Company or any Subsidiary as an employee, officer, consultant, adviser or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an employee of the Company to a consultant of any Parent Company or a Subsidiary or a director will not constitute an interruption of Continuous Service. The Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Committee, including sick leave, military leave or any other personal leave.

        2.7   "Disability" means (a) as it relates to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code, and (b) for all other purposes, shall have the meaning given that term by the group disability insurance, if any, maintained by the Company for its employees or otherwise shall mean the complete inability of the Participant, [with or] without a reasonable accommodation, to perform his or her duties with the Company, any Parent Company or any Subsidiary on a full-time basis as a result of physical or mental illness or personal injury he or she has incurred, as determined by an independent physician selected with the approval of the Company, any Parent Company or any Subsidiary and the Participant.

        2.8   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9   "Fair Market Value" means, as determined by the Committee, (i) if the Common Stock is listed on the Nasdaq Stock Market, the last sale price as quoted on the Nasdaq Stock Market on the trading day immediately preceding the date for which the determination is being made or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, (ii) if the Common Stock is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day immediately preceding the date for which the determination is being made or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, (iii) if the Common Stock is not quoted on such Nasdaq Stock Market nor listed or admitted to trading on a national securities exchange, then, until such time as the Company completes a public offering of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission with gross proceeds of not less than $25 million, the volume weighted average closing price for the trading days within the 30 calendar day period (but in no event earlier than March 31, 2006) immediately preceding the date for which the determination is made and thereafter (or earlier if elected by the Committee in its sole discretion) the average of the closing bid and asked prices on the day immediately preceding the date for which the determination is being made in the over-the-counter market as reported by Nasdaq or, (iv) if bid and asked prices for the Common Stock on such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board or a committee thereof, or, (v) if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

        2.10 "Immediate Family" shall have the meaning provided in Section 20 of the Plan.

        2.11 "Incentive Stock Option" means a stock option granted under the Plan which is intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        2.12 "Non-Qualified Stock Option" means a stock option granted under the Plan which is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option nor as an option described in Section 423(b) of the Code.

        2.13 "Other Stock-Based Award" means Awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Stock Bonus Awards) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock and granted pursuant to Section 10.

        2.14 "Outside Director" means a member of the Board who is not employed by the Company, any Parent Company or any Subsidiary.

        2.15 "Parent Company" means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, any corporation (other than the Company) or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the Stock Option or other Award, each of the corporations or other entities other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in the chain.

        2.16 "Participant" shall mean any employee, director or officer of, or key adviser or consultant to, the Company or any Subsidiary to whom an Award is granted under the Plan.

        2.17 "Plan Year" means the twelve-month period beginning on November 1 and ending on October 31; provided, however, the first Plan Year shall be the short Plan Year beginning on the Effective Date and ending on October 31, 2006.

        2.18 "Restricted Stock Award" means an Award of Common Stock made pursuant to Section 8.

        2.19 "Stock Appreciation Right" means an Award made pursuant to Section 7.

        2.20 "Stock Bonus Award" means an Award made pursuant to Section 9.

        2.21 "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

        2.22 "Subsidiary" means: (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) for all other purposes, a corporation or other entity of which not less than 50% of the total voting power is held by the Company or by a Subsidiary, whether or not such corporation or other entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary.

        2.23 "Term of the Plan" means the period beginning on the Effective Date and ending on the earlier to occur of (i) the date the Plan is terminated by the Board in accordance with Section 23 and (ii) the day before the tenth anniversary of the Effective Date.

        Section 3. Administration.    The Plan shall be administered by the Compensation Committee of the Board or such other committee as may be appointed by the Board from time to time for the purpose of administering this Plan, or if no such committee is appointed or acting, the entire Board; provided, however, that so long as the Company has any class of equity security registered pursuant to Section 13 of the Exchange Act, and if the Plan is to be administered by a committee, then such committee shall consist of two or more members of the Board, each of whom shall each qualify as a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act and, if applicable, as an "independent director" under applicable national securities exchange or Nasdaq Stock Market rules, and also qualify as an "outside director" within the meaning of Section l62(m) of the Code and regulations pursuant thereto. For purposes of the Plan, the Board acting in this capacity or the Compensation Committee described in the preceding sentence shall be referred to as the "Committee." The Committee shall have the power and authority to grant to eligible persons pursuant to the terms of the Plan: (1) Stock Options, (2) Stock Appreciation Rights, (3) Restricted Stock Awards, (4) Stock Bonus Awards, (5) Other Stock-Based Awards, or (6) any combination of the foregoing (collectively referred to as "Awards").

        The Committee shall have authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application. Except as otherwise expressly provided in the Plan, the Committee shall have authority to select the persons to whom Awards shall be made under the Plan; to determine whether and to what extent Awards shall be made under the Plan; to determine the types of Award to be made and the amount, size, terms and conditions of each such Award; to determine the time when the Awards shall be granted; to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and to make all other determinations necessary or advisable for the administration and interpretation of the Plan. The Committee, in its sole discretion, may determine that an Award will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, including the attainment of performance criteria, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Award may be exercised. Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or Awards, or may amend the Plan to provide for such grants or Awards, without satisfying the requirements of Section 162(m) of the Code.

        Notwithstanding anything in the Plan to the contrary, the Committee also shall have authority in its sole discretion to vary the terms of the Plan to the extent necessary to comply with foreign, federal, state or local law or to meet the objectives of the Plan. The Committee may, where appropriate, establish one or more sub-plans for this purpose.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons who participate in the Plan.

        All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

        Section 4. Common Stock Subject to the Plan.

        4.1   Share Reserve. Subject to the following provisions of this Section 4 and to such adjustment as may be made pursuant to Section 22, the maximum number of shares available for issuance under the Plan shall be equal to 13,000,000 shares of Common Stock. The maximum number of shares that may be issued upon the exercise of Incentive Stock Options granted under the Plan shall not exceed 10,000,000 shares of Common Stock (as adjusted pursuant to Section 22). During the terms of the Awards under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

        4.2   Source of Shares. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof as the Committee may determine. Except as otherwise provided herein, any shares subject to an option or right granted or awarded under the Plan which for any reason expires or is terminated unexercised, becomes unexercisable, or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares are not delivered because an Award under the Plan is settled in cash or the shares are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan and shall again become eligible for issuance under the Plan. If the exercise price of any Stock Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any Award granted under the Plan), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. No Awards may be granted following the end of the Term of the Plan.

        4.3   Code Section 162(m) Limitation. The total number of shares of Common Stock for which Stock Options and Stock Appreciation Rights may be granted to any employee during any 12 month period shall not exceed 2,000,000 shares in the aggregate (as adjusted pursuant to Section 22). The total number of shares of Common Stock for which Restricted Stock Awards, Stock Bonus Awards and Other Stock-Based Awards that are subject to the attainment of performance criteria in order to protect against the loss of deductibility under Section 162(m) of the Code may be granted to any employee during any twelve month period shall not exceed 2,000,000 shares in the aggregate (as adjusted pursuant to Section 22).

        Section 5. Eligibility to Receive Awards.    An Award may be granted to any employee, director, or officer of, or key adviser or consultant to, the Company or any Subsidiary, who is responsible for or contributes to the management, growth or success of the Company or any Subsidiary, provided that bona fide services shall be rendered by consultants or advisers to the Company or its Subsidiaries and, unless otherwise approved by the Committee, such services must not be in connection with the offer and sale of securities in a capital-raising transaction and must not directly or indirectly promote or maintain a market for the Company's securities. Subject to the preceding sentence and Section 6.7, the Committee shall have the sole authority to select the persons to whom an Award is to be granted hereunder and to determine what type of Award is to be granted to each such person. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

        Section 6. Stock Options.    A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. Only employees of the Company or a Subsidiary are eligible to receive Incentive Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Except as otherwise expressly provided in Section 6.7, the terms and conditions of each Stock Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written Stock Option agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. No person shall have any rights under any Stock Option granted under the Plan unless and until the Company and the person to whom such Stock Option shall have been granted shall have executed and delivered an agreement expressly granting the Stock Option to such person and containing provisions setting forth the terms and conditions of the Stock Option. The terms and conditions of each Incentive Stock Option shall be such that each Incentive Stock Option issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code. The terms and conditions of each Non-Qualified Stock Option will be such that each Non-Qualified Stock Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422 of the Code or an option described in Section 423(b) of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Stock Option granted hereunder need not be identical to those of any other Stock Option granted hereunder. The Stock Option agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        6.1   Type of Option. Each Stock Option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

        6.2   Option Price. The Incentive Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an employee referred to in Section 6.6(ii) below) of the Fair Market Value of the shares of Common Stock subject to the Incentive Stock Option on the date the Incentive Stock Option is granted. The Non-Qualified Stock Option exercise price shall be fixed by the Committee but shall in no event be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Non-Qualified Stock Option at the time the Stock Option is granted.

        6.3   Exercise Term. Each Stock Option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof (or, in the case of an Incentive Stock Option granted to an employee referred to in Section 6.6(ii) below, such term shall in no event exceed five years from the date on which such Incentive Stock Option is granted). The Committee shall have the power to permit an acceleration of previously established exercise upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

        6.4   Payment for Shares. A Stock Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option agreement by the Participant entitled to exercise the Stock Option and full payment for the shares of Common Stock with respect to which the Stock Option is exercised has been received by the Company. The Committee, in its sole discretion, may permit the exercise price for any Stock Option to be paid by (i) cash, certified or cashier's check, bank draft, money order, wire transfer payable to the order of the Company, free from all collection charges; (ii) delivery of shares of Common Stock already owned by the Participant and having a Fair Market Value equal to the aggregate exercise price, or by a combination of cash and shares of Common Stock, in each case to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Company is a party and, unless approved by the Committee, not resulting in a charge to the Company's reported earnings; or (iii) delivery (including by facsimile or by electronic mail) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common

Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price and any tax withholding obligations that may arise in connection with such exercise (otherwise known as a "cashless exercise"). No shares of Common Stock shall be issued to any Participant upon exercise of a Stock Option until the Company receives full payment therefor as described above. Upon the receipt of notice of exercise and full payment for the shares of Common Stock, the shares of Common Stock shall be deemed to have been issued and the Participant shall be entitled to receive such shares of Common Stock and shall be a stockholder with respect to such shares, and the shares of Common Stock shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Common Stock is issued, except as provided in Section 22 of the Plan. Each exercise of a Stock Option shall reduce, by an equal number, the total number of shares of Common Stock that may thereafter be purchased under such Stock Option.

        6.5   Rights upon Termination of Continuous Service. In the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant under any Stock Option shall immediately terminate; provided, however, that the Participant (or any successor or legal representative) shall have the right to exercise the Stock Option to the extent that the Stock Option was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Option.

        Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Option to the extent that such Stock Option has not previously been exercised, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under such Stock Option if the Committee shall determine in its sole discretion that the Participant's Continuous Service shall have been terminated for "Cause" (as such term is defined in the Participant's Stock Option agreement or employment agreement, if any), which determination shall be made in good faith. If there is a conflict between the definition of Cause as defined in the Participant's Stock Option agreement and as defined in the Participant's employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under any Stock Option, to the extent that such Stock Option has not previously been exercised, to purchase any shares of Common Stock. Any Stock Option may be terminated entirely by the Committee at the time or at any time subsequent to a determination by the Committee under this Section 6.5 which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

        In the event that a Participant's Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of the Stock Option and without the Participant's having fully exercised the Stock Option, the Participant or his or her successor or legal representative shall be fully vested in the Stock Option and shall have the right to exercise the Stock Option within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the term of the Stock Option.

        6.6   Special Incentive Stock Option Rules. Notwithstanding the foregoing, in the case of an Incentive Stock Option, each Stock Option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify such Stock Option as an Incentive Stock Option under the Code including, without limitation, the following:

            (i)    To the extent that the aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock, with respect to which Incentive Stock Options granted under this Plan (and all other plans of the Company, any Parent Company and any

    Subsidiary) become exercisable for the first time by any person in any calendar year, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

            (ii)   No Incentive Stock Option shall be granted to any employee if, at the time the Incentive Stock Option is granted, the employee (by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the combined voting power of all classes of stock of the Company or any Parent Company or Subsidiary unless at the time such Incentive Stock Option is granted the Stock Option exercise price is at least 110% of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date of grant.

        If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

        6.7   Conversion of Director Fees. The Board may, at its sole discretion, permit an Outside Director to receive all or a portion of his or her annual retainer fee, any fees for attending meetings of the Board or committees thereof, committee chairmanship fees or any other fees payable to an Outside Director in the form of a Stock Option. The terms and conditions of such Stock Option, including (without limitation) the method for converting the annual retainer fee or any other fee payable to an Outside Director into a Stock Option, the date of grant, the vesting schedule, if any, and the time period for an Outside Director to elect such a Stock Option shall be determined solely by the Board. The Board's decision shall be final, binding and conclusive.

        Section 7. Stock Appreciation Rights.    Stock Appreciation Rights entitle Participants to increases in the Fair Market Value of shares of Common Stock. The terms and conditions of each Stock Appreciation Right granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        7.1   Award. Stock Appreciation Rights shall entitle the Participant, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof an Award equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the right is granted. Such amount may be paid by the Company in cash, Common Stock (valued at its then Fair Market Value) or any combination thereof, as the Committee may determine. In the event of the exercise of a Stock Appreciation Right that is fully or partially settled in shares of Common Stock, the number of shares reserved for issuance under this Plan shall be reduced by the number of shares issued upon exercise of the Stock Appreciation Right.

        7.2   Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

        7.3   Rights upon Termination of Continuous Service. In the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant under any Stock Appreciation Right shall immediately terminate; provided, however, the Participant (or any successor or legal representative) shall have the right to exercise the Stock Appreciation Right to the extent that the Stock Appreciation Right was exercisable at the time of termination, until the earlier of (i) the date that is three months after the effective date of such termination of Continuous Service, or such other date as determined by the Committee in its sole discretion, or (ii) the expiration of the term of the Stock Appreciation Right.

        Notwithstanding the foregoing, the Participant (or any successor or legal representative) shall not have any rights under any Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under such Stock Appreciation Right if the Committee shall determine in its sole discretion that the Participant's Continuous Service shall have been terminated for "Cause" (as such term is defined in the Participant's Stock Appreciation Right agreement or employment agreement, if any), which determination shall be made in good faith. If there is a conflict between the definition of Cause as defined in the Participant's Stock Appreciation Right agreement and as defined in the Participant's employment agreement, if any, the most restrictive definition of Cause shall apply unless the employment agreement expressly provides otherwise. In the event of such determination, the Participant (or any successor or legal representative) shall have no right under such Stock Appreciation Right, to the extent that such Stock Appreciation Right has not previously been exercised. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to the determination by the Committee under this Section 7.3 which has the effect of eliminating the Company's obligations under such Stock Appreciation Right.

        In the event that a Participant's Continuous Service terminates because such Participant dies or suffers a Disability prior to the expiration of his or her Stock Appreciation Right and without having fully exercised his or her Stock Appreciation Right, the Participant or his or her successor or legal representative shall be fully vested in the Stock Appreciation Right and shall have the right to exercise any Stock Appreciation Right within the next 12 months following such event, or such other period as determined by the Committee in its sole discretion, but not later than the expiration of the Stock Appreciation Right.

        Section 8. Restricted Stock Awards.    Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer ("Restricted Stock") and subject to a substantial risk of forfeiture. The Committee may, in its sole discretion, grant Restricted Stock at no cost to a Participant or it may establish a cost (the "Purchase Price"), which may be less than or equal to the Fair Market Value of a share of Common Stock on the date of grant, for each share of Restricted Stock granted to a Participant. The terms and conditions of each Restricted Stock Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        8.1   Vesting Period. Restricted Stock Awards shall be subject to the restrictions described in the preceding paragraph over such vesting period as the Committee determines. To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such objectives may be adjusted by the Committee in its sole discretion; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

        8.2   Restriction upon Transfer. Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as herein provided or as provided in any agreement entered into between the Company and a Participant in connection with the Plan, during the vesting period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the Participant shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote such shares, until such time as the Participant disposes of the shares or forfeits the shares pursuant to the agreement relating to the Restricted Stock Award.

        8.3   Certificates. Any stock certificate issued in respect of shares awarded to a Participant shall be registered in the name of the Participant and deposited with the Company, or its designee, and shall bear the following legend:

      "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE NOVA BIOSOURCE FUELS, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND NOVA BIOSOURCE FUELS, INC. RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE OBTAINED ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF NOVA BIOSOURCE FUELS, INC."

Each Participant, as a condition of any Restricted Stock Award, shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        8.4   Termination of Continuous Service. Except as otherwise provided in the written agreement relating to the Participant's Restricted Stock Award, in the event that a Participant's Continuous Service terminates for any reason, other than death or Disability, any rights of the Participant or his or her successors or legal representatives under any Restricted Stock Award that remains subject to restrictions shall immediately terminate and any Restricted Stock Award with unlapsed restrictions shall be forfeited to the Company without payment of any consideration; provided that, if a Participant paid a Purchase Price in connection with the grant of a share of Restricted Stock, upon forfeiture of such a share of Restricted Stock the Company shall pay to the Participant, as soon as reasonably practicable following such forfeiture, the lesser of (i) the Purchase Price or (ii) the Fair Market Value of a share of Common Stock on the date of forfeiture. If an amount due to a Participant under this Section 8.4 exceeds $50,000, the Committee may, in its sole discretion, pay any amount exceeding $50,000 in a series of up to ten equal annual installments, with the first installment payment due on the first anniversary of the date of forfeiture.

        Unless the written agreement between the Participant and the Company relating to the Restricted Stock Award provides otherwise, in the event that a Participant's Continuous Service terminates because such Participant dies or suffers a Disability, all remaining shares of a Restricted Stock Award shall no longer be subject to any unlapsed restrictions.

        Section 9. Stock Bonus Awards.    Stock Bonus Awards shall consist of Awards of shares of Common Stock. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, the Committee may, in its sole discretion, grant a

Stock Bonus Award based upon corporate, division, subsidiary, group or unit performance in terms of growth in gross revenue, earnings per share or ratios of earnings to equity or assets, net profits, stock price, market share, sales or costs or, with respect to Participants not subject to Section 162(m) of the Code, such other measures or standards determined by the Committee in its discretion. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

        The terms and conditions of each Stock Bonus Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. In any event, each Stock Bonus Award agreement must provide that such Stock Bonus Award shall be payable to the Participant no later than two and one half months following the end of the calendar year in which the Participant became vested in such Stock Bonus Award in order to satisfy the short-term deferral rule applicable under Section 409A of the Code. In addition to any applicable performance goals, shares of Common Stock subject to a Stock Bonus Award may be: (i) subject to additional restrictions (including, without limitation, restrictions on transfer) or (ii) granted directly to a person free of any restrictions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

        Section 10. Other Stock-Based Awards.    Other Stock-Based Awards may be awarded, subject to limitations under applicable law and this Plan, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under the Plan or any other plan of the Company. The terms and conditions of each Other Stock-Based Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Company and the Participant in such form as the Committee shall approve from time to time or as may be reasonably required in view of the terms and conditions approved by the Committee from time to time. Each Other Stock-Based Award granted under this Plan must satisfy the requirements of, or be exempt from, Section 409A of the Code.

        To the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, Other Stock-Based Awards to any Participant may also be subject to certain conditions with respect to attainment of one or more preestablished performance objectives which shall relate to corporate, subsidiary, division, group or unit performance in terms of growth in gross revenue, earnings per share or ratio of earnings to equity or assets, net profits, stock price, market share, sales or costs. In order to take into account unforeseen events or changes in circumstances, such performance objectives may be adjusted; provided, to the extent the Committee deems necessary or appropriate to protect against loss of deductibility pursuant to Section 162(m) of the Code, such performance objectives may not be adjusted by the Committee to increase an Award but only to reduce or eliminate an Award.

        Section 11. Cancellation or Rescission of Awards.

        (a)   Unless the agreement evidencing an Award specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the applicable Award agreement and the Plan, or if the Participant engages in any "Detrimental Activity."

        For purposes of this Section 11, "Detrimental Activity" shall include:

          (i)    the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, any Parent Company or any Subsidiary or the willful or intentional breach of any agreement between the Company, a Parent Company or a Subsidiary and the Participant regarding noncompetition with the Company, such Parent Company or such Subsidiary (or the finding by a court or other tribunal that any such agreement regarding noncompetition is unenforceable);

          (ii)   the willful or intentional breach of any agreement or policy of the Company, any Parent Company or a Subsidiary regarding the protection and disclosure of the confidential information of the Company, any Parent Company or any Subsidiary;

          (iii)  the willful or intentional breach of the provisions of any agreement between the Company, any Parent Company or a Subsidiary and the Participant regarding the protection, declaration or assignment of inventions or the protection, declaration or assignment of copyrights;

          (iv)  the willful or intentional breach of the provisions of any agreement between the Company, a Parent Company or a Subsidiary and the Participant prohibiting the Participant from directly or indirectly (i) inducing or attempting to induce any employee of the Company, a Parent Company or a Subsidiary to quit employment with the Company, a Parent Company or a Subsidiary; (ii) otherwise interfering with or disrupting the Company's, a Parent Company's or a Subsidiary's relationship with its employees, customers or suppliers; (iii) identifying employees of the Company, a Parent Company or a Subsidiary for any future employer of the Participant; (iv) soliciting, enticing or hiring away any employee of the Company, a Parent Company or a Subsidiary; or (v) hiring or engaging any employee of the Company, a Parent Company or a Subsidiary or any former employee of the Company, a Parent Company or a Subsidiary whose employment with the Company, a Parent Company or a Subsidiary ceased less than one year before the date of such hiring or engagement (or the finding by a court or other tribunal that any such agreement regarding such matters is unenforceable); or

          (v)   any activity that may result in termination of the Participant's employment for "Cause" as defined in the Participant's Award Agreement or an employment agreement between the Company, a Parent Company or a Subsidiary and the Participant.

        (b)   Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with any applicable provision of the applicable Award agreement and the Plan, or engages in Detrimental Activity, prior to, or during the two years after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company, any Parent Company or any Subsidiary.

        Section 12. Loans.    The Committee may, in its sole discretion and to further the purpose of the Plan, provide for loans to persons in connection with all or any part of an Award under the Plan. Any loan made pursuant to this Section 12 shall be evidenced by a loan agreement, promissory note or other instrument in such form and which shall contain such terms and conditions (including without limitation, provisions for interest, payment, schedules, collateral, forgiveness, acceleration of such loans or parts thereof or acceleration in the event of termination) as the Committee shall prescribe from time to time. Notwithstanding the foregoing, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        Section 13. Securities Law Requirements.    No shares of Common Stock shall be issued upon the exercise or payment of any Award unless and until:

            (i)    The shares of Common Stock underlying the Award have been registered under the Securities Act of 1933, as amended (the "Act"), or the Company has determined that an exemption from the registration requirements under the Act is available or the registration requirements of the Act do not apply to such exercise or payment;

            (ii)   The Company has determined that all applicable listing requirements of any stock exchange or quotation system on which the shares of Common Stock are listed have been satisfied; and

            (iii)  The Company has determined that any other applicable provision of state or Federal law, including without limitation applicable state securities laws, has been satisfied.

        Section 14. Restrictions on Transfer; Representations of Participant; Legends.    Regardless of whether the offering and sale of shares of Common Stock has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. As a condition to the Participant's receipt of shares, the Company may require the Participant to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Stock certificates evidencing shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

The Company may, but shall not be obligated to, register or qualify the sale of shares under the Act or other applicable law. In the event of a public offering of Common Stock or any other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of shares of Common Stock issued to a Participant under the Plan (including any securities issued with respect to such shares in accordance with Section 22 of the Plan). As a condition to the Participant's receipt of shares, the Committee may require the Participant to agree not to effect any sale, transfer, pledge or other disposal of the Participant's shares during such time and agree to execute any "lock-up letter" or similar agreement requested by the Company or its underwriters. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons.

        Section 15. Single or Multiple Agreements.    Multiple forms of Awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

        Section 16. Rights of a Stockholder.    The recipient of any Award under the Plan, unless otherwise expressly provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until shares of Common Stock are issued to him.

        Section 17. No Right to Continue Employment or Service.    Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company, Parent Company or any Subsidiary in the capacity in effect at the time the Award was granted or shall affect the right of the Company, Parent Company or any Subsidiary to terminate (i) the employment of an employee with or without notice and with or without cause, (ii) the service of a consultant or adviser pursuant to the terms of such consultant's or adviser's agreement with the Company, Parent Company or any Subsidiary, if any or (iii) the service of a director pursuant to the Bylaws of the Company, Parent Company or any Subsidiary and any applicable provisions of the corporate law of the state in which the Company, Parent Company or any Subsidiary is incorporated, as the case may be.

        Section 18. Withholding.    The Company's obligations hereunder in connection with any Award shall be subject to applicable foreign, federal, state and local withholding tax requirements. Foreign, federal, state and local withholding tax due under the terms of the Plan may be paid in cash or shares of Common Stock (either through the surrender of already-owned shares of Common Stock that the Participant has held for the period required to avoid a charge to the Company's reported earnings or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such Award) having a Fair Market Value equal to the required withholding and upon such other terms and conditions as the Committee shall determine; provided, however, the Committee, in its sole discretion, may require that such taxes be paid in cash; and provided, further, any election by a Participant subject to Section 16(b) of the Exchange Act to pay his or her withholding tax in shares of Common Stock shall be subject to and must comply with Rule 16b-3 of the Exchange Act.

        Section 19. Indemnification.    No member of the Board or the Committee, nor any officer or employee of the Company or Parent Company or Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company or any Parent Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        Section 20. Non-Assignability.    No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. No Award under the Plan shall be assignable or transferable by the Participant except by will, by the laws of descent and distribution and by such other means as the Committee may approve from time to time, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant.

        However, the Participant, with the approval of the Committee, may transfer a Non-Qualified Stock Option for no consideration to or for the benefit of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant's Immediate Family or to a partnership or limited liability company for one or more members of the Participant's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The foregoing right to transfer a Non-Qualified Stock Option shall apply to the right to consent to amendments to the Stock Option agreement and, in the discretion of the Committee, shall also apply to the right to transfer ancillary rights associated with the Non-Qualified Stock Option. The term "Immediate Family"

shall mean the Participant's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Participant).

        At the request of the Participant and subject to the approval of the Committee, Common Stock purchased upon exercise of a Non-Qualified Stock Option may be issued or transferred into the name of the Participant and his or her spouse jointly with rights of survivorship.

        Except as set forth above or in a Stock Option agreement, any attempted assignment, sale, transfer, pledge, mortgage, encumbrance, hypothecation, or other disposition of an Award under the Plan contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon an Award under the Plan shall be null and void and without effect.

        Section 21. Nonuniform Determinations.    The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

        Section 22. Adjustments.    In the event of any change in the outstanding shares of Common Stock, without the receipt of consideration by the Company, by reason of a stock dividend, stock split, reverse stock split or distribution, recapitalization, merger, reorganization, reclassification, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock and not involving the receipt of consideration by the Company, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) available for issuance under the Plan, (ii) for which grants or Awards may be made to any Participant or to any group of Participants (e.g., Outside Directors), (iii) which are available for issuance under Incentive Stock Options, (iv) covered by outstanding unexercised Awards and grants denominated in shares or units of Common Stock, and (v) underlying Stock Options granted pursuant to Section 6.7, (b) the exercise or other applicable price related to outstanding Awards or grants and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding Awards or grants and shall make such other adjustments as may be appropriate under the circumstances; provided, that the number of shares subject to any Award or grant always shall be a whole number.

        Section 23. Termination and Amendment.    The Board may terminate or amend the Plan or any portion thereof at any time and the Committee may amend the Plan to the extent provided in Section 3, without approval of the stockholders of the Company, unless stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable stock exchange or NASDAQ or other quotation system rules, applicable Code provisions, or other applicable laws or regulations. No amendment, termination or modification of the Plan shall affect any Award theretofore granted in any material adverse way without the consent of the recipient.

        Section 24. Severability.    If any of the terms or provisions of this Plan, or Awards made under this Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to Awards subject to or governed by Section 162(m) or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code. With respect to an Incentive Stock Option, if this Plan does not contain any provision required to be included herein under Section 422 of the Code (as the same shall be amended from time to time), such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out herein. If any provision of the Plan is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and the Plan shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the Company under the Plan.

        Section 25. Effect on Other Plans.    Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary and any Awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company or any Subsidiary unless specifically provided.

        Section 26. Effective Date of the Plan.    The Plan shall become effective on the Effective Date, subject to approval of the stockholders of the Company within twelve months after the Effective Date.

        Section 27. Governing Law.    This Plan and all agreements executed in connection with the Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to its conflicts of law doctrine.

        Section 28. Gender and Number.    Words denoting the masculine gender shall include the feminine gender, and words denoting the feminine gender shall include the masculine gender. Words in the plural shall include the singular, and the singular shall include the plural.

        Section 29. Acceleration of Exercisability and Vesting.    The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

        Section 30. Modification of Awards.    Within the limitations of the Plan and subject to Sections 22 and 35, the Committee may modify outstanding Awards or accept the cancellation of outstanding Awards for the granting of new Awards in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 22 or 34, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted under the Plan in any material adverse way without the affected Participant's consent. For purposes of the preceding sentence, any modification to any of the following terms or conditions of an outstanding unexercised Award or grant shall be deemed to be a material modification: (i) the number of shares of Common Stock covered by such Award or grant, (ii) the exercise or other applicable price or Fair Market Value determination related to such Award or grant, (iii) the period of time within which the Award or grant vests and is exercisable and the terms and conditions of such vesting and exercise, (iv) the type of Award or Stock Option, and (v) the restrictions on transferability of the Award or grant and of any shares of Common Stock issued in connection with such Award or grant (including the Company's right of repurchase, if any).

        Section 31. No Strict Construction.    No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any agreement executed in connection with the Plan, any Award granted under the Plan, or any rule, regulation or procedure established by the Committee.

        Section 32. Successors.    This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

        Section 33. Plan Provisions Control.    The terms of the Plan govern all Awards granted under the Plan, and in no event will the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

        Section 34. Headings.    The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

        Section 35. Change in Control.    In the event of a Change in Control, each Participant shall have the rights set forth in his individual Award agreement or such other rights as may be determined by the incumbent Board, in its sole discretion, prior to the Change in Control.

        Section 36. Compliance with Section 409A of the Code.    All Awards granted hereunder shall be granted in compliance with, or shall be structured to be exempt from, the provisions of Section 409A of the Code. Notwithstanding anything to the contrary in the Plan, any and all Awards, payments, distributions, deferral elections, transactions and any other actions or arrangements made or entered into pursuant to the Plan shall remain subject at all times to compliance with the requirements of Section 409A of the Code. If the Committee determines that an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A of the Code, such Award, payment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan shall be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A of the Code to the extent determined by the Committee. Notwithstanding the foregoing, with respect to any Award granted hereunder that is payable upon vesting and intended to be exempt from the requirements of Section 409A of the Code, such payment shall be made paid or otherwise settled as soon as administratively feasible after the Award becomes vested but in no event later than two and a half months after the end of the year in which such vesting occurs to satisfy the exemption from Section 409A of the Code for short-term deferrals of compensation. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any payments or deliveries due upon the Participant's termination of Continuous Service may be delayed for six months if a Participant is deemed to be a "specified employee" as defined by Section 409A(a)(2)(i)(B) of the Code.

NOVA BIOSOURCE FUELS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Leon van Kraayenburg and David Gullickson as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Nova Biosource Fuels, Inc. held of record by the undersigned on September 18, 2007, at the Annual Meeting of Stockholders to be held in the St. Tropez Room of the Crowne Plaza Hotel, Houston North Greenspoint, at 425 North Sam Houston Parkway E., Houston, Texas 77060, at 8:00 a.m. (local time) on October 30, 2007, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NOVA BIOSOURCE FUELS, INC.

October 30, 2007

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
                                         -OR-

 TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

                                         -OR-

IN PERSON—You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

        *        Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.        *

    20933030000000001000    6                103007

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors:	2.	Ratification of the 2006 Equity Incentive Plan.	☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Kenneth T. Hern O Lewis W. Powers O J.D. McGraw O C. Robert Black O James L. Rainey O John S. Reiland O John W. Sinders, Jr. O Robert W. White O Fred S. Zeidman	3. 4.	Ratification of the selection of Malone & Bailey, PC as the Company's independent registered public accounting firm for 2007.

		Any other business that may properly come before the Annual Meeting, in the discretion of the proxies.	☐ ☐	☐ ☐	☐ ☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

NOVA BIOSOURCE FUELS, INC.

October 30, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

        *        Please detach along perforated line and mail in the envelope provided.        *

    20933030000000001000    6                103007

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of Directors:	2.	Ratification of the 2006 Equity Incentive Plan.	☐	☐	☐
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O Kenneth T. Hern O Lewis W. Powers O J.D. McGraw O C. Robert Black O James L. Rainey O John S. Reiland O John W. Sinders, Jr. O Robert W. White O Fred S. Zeidman	3. 4.	Ratification of the selection of Malone & Bailey, PC as the Company's independent registered public accounting firm for 2007.

		Any other business that may properly come before the Annual Meeting, in the discretion of the proxies.	☐ ☐	☐ ☐	☐ ☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
  Note:
  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.